UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2007

QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated 2006 Equity Plan and Form of Award Agreement

On May 23, 2007, the Board of Directors of Quicksilver Resources Inc. approved the amendment and restatement of the Quicksilver Resources Inc. 2006 Equity Plan. In general, the amendments (i) provide that full-value equity awards will generally vest over a period of not less than three years or, if performance-based, over a one-year performance period, (ii) provide for an increase in the value of annual non-elective grants of restricted shares to non-employee directors from $60,000 to $99,000, effective beginning in 2007, (iii) provide for an increase in the amount of cash compensation that a non-employee director may elect to receive in restricted shares or options from $60,000 to $106,000, effective beginning in 2007, and (iv) modify plan language regarding award adjustments. The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated 2006 Equity Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on May 23, 2007, the Board of Directors of Quicksilver approved a form of Restricted Share Agreement to evidence grants to non-employee directors of restricted shares with three-year vesting schedules granted under the Amended and Restated 2006 Equity Plan. The form of the Restricted Share Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated 1999 Stock Option and Retention Stock Plan and
Amended and Restated 2004 Non-Employee Director Equity Plan

On May 23, 2007, the Board of Directors of Quicksilver also approved the amendment and restatement of the Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan and the Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan. In general, the amendments modify plan language regarding award adjustments. The foregoing description is qualified in its entirety by reference to the full texts of the Amended and Restated 1999 Stock Option and Retention Stock Plan and the Amended and Restated 2004 Non-Employee Director Equity Plan, which are attached as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

  (d) Exhibits:

Exhibit Number	Description
10.1	Quicksilver Resources Inc. Amended and Restated 2006 Equity Plan
10.2	Form of Non-Employee Director Restricted Share Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 2006 Equity Plan (Three-Year Vesting)
10.3	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan
10.4	Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Glenn Darden
Glenn Darden
President and Chief Executive Officer

Date: May 25, 2007

Index to Exhibits

Exhibit Number	Description
10.1	Quicksilver Resources Inc. Amended and Restated 2006 Equity Plan
10.2	Form of Non-Employee Director Restricted Share Agreement pursuant to the Quicksilver Resources Inc. Amended and Restated 2006 Equity Plan (Three-Year Vesting)
10.3	Quicksilver Resources Inc. Amended and Restated 1999 Stock Option and Retention Stock Plan
10.4	Quicksilver Resources Inc. Amended and Restated 2004 Non-Employee Director Equity Plan